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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/x/	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12
InterDent, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(1)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box, if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

INTERDENT, INC.
Pacific Corporate Towers
222 N. Sepulveda Blvd., Suite 740
El Segundo, CA 90245

July   , 2001

Dear InterDent Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of InterDent, Inc., which will be held at 222 North Sepulveda Boulevard, Suite 740, El Segundo, California 90245, on Tuesday, August 7, 2001 at 9:00 a.m., local time.

    The Annual Meeting will begin with a report on the Company's progress, followed by a discussion and stockholder questions. Voting on the election of certain directors and other matters is also scheduled. The items to be voted on are addressed in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.

    Only Common Stock and Series D Preferred Stock holders of record on July 6, 2001 are entitled to notice of and will be entitled to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting. The holders of Common Stock and Series D Preferred Stock vote together as a single class on all matters to be considered by stockholders at the Annual Meeting.

    Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign and promptly return the enclosed proxy card to ensure that your shares of Common Stock or Series D Preferred Stock will be represented at the Annual Meeting. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be counted as a vote FOR each of the proposals and for the nominees for director described in the proxy statement. Not returning your proxy card or not instructing your broker how to vote any shares held for you in "street name" will have the same effect as a vote against these proposals.

Sincerely,
MICHAEL T. FIORE
Co-Chairman and Chief Executive Officer

INTERDENT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

El Segundo, California
July  , 2001

TO OUR STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that the 2001 annual meeting of stockholders of InterDent, Inc. (the "Company") will be held on Tuesday, August 7, 2001, 9:00 a.m., local time, at 222 North Sepulveda Boulevard, Suite 740, El Segundo, California 90245, for the following purposes, as more fully described in the proxy statement accompanying this notice:

  1.
  To elect three directors to hold office for a term of three years or until their respective successors have been duly elected and qualified.

  2.
  To approve an amendment to the InterDent, Inc. 1999 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance under the 1999 Stock Incentive Plan from 2,500,000 to 3,250,000.

  3.
  To approve the InterDent, Inc. 2000 Key Executive Stock Incentive Plan.

  4.
  To approve an amendment to the Company's Certificate of Incorporation to effect a one for six reverse stock split of the Company's Common Stock.

  5.
  To ratify the selection of Ernst & Young LLP as the Company's independent auditors for fiscal year 2001.

  6.
  To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

    The Board of Directors has fixed the close of business on July 6, 2001 as the record date for determining stockholders entitled to notice of and to vote at the annual meeting and any adjournments or postponements of the annual meeting. Holders of common stock or Series D Preferred Stock of record on July 6, 2001 are entitled to notice of and to vote together as a single class on all matters at the annual meeting.

BY ORDER OF THE BOARD OF DIRECTORS
Michael T. Fiore
Co-Chairman and Chief Executive Officer

    Whether or not you plan to attend the annual meeting in person, please complete, date, sign and return the enclosed proxy card in the enclosed envelope. No postage is required if mailed in the United States. If you attend the annual meeting, you may vote in person if you wish, even if you have previously returned your proxy card. If you later desire to revoke or change your proxy for any reason, you may do so at any time before the voting by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

INTERDENT, INC.
222 North Sepulveda Boulevard, Suite 740
El Segundo, California 90245

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 7, 2001

    The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of InterDent, Inc. (the "Company" or "InterDent"), for use at the annual meeting. The annual meeting will be held at 9:00 a.m., local time, at the Company's principal executive offices located at 222 North Sepulveda Blvd., Suite 740, El Segundo, California. These proxy solicitation materials are being mailed on or about July 17, 2001 to all stockholders entitled to vote at the annual meeting.

Voting

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting and are described in more detail in this proxy statement. As of June 15, 2001, 23,993,450 shares of the Company's common stock, $0.001 par value per share and 1,628,663 shares of the Company's Series D Preferred Stock, $0.001 par value per share, were issued and outstanding.

    The presence at the annual meeting of a majority of shares of common stock and Series D Preferred Stock voting as a single class, either in person or by proxy, will constitute a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes (defined below) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. Each holder of Common Stock is entitled to one vote for each share of Common Stock held by such stockholder on July 6, 2001. Each holder of Series D Preferred Stock is entitled to one vote for each share of Series D Preferred Stock held by such stockholder on July 6, 2001. The holders of Series D Preferred Stock and Common Stock vote together as a single class on the matters to be voted upon at the annual meeting. Directors are elected by a plurality vote. Since votes are cast in favor of or withheld from each nominee, abstentions and broker non-votes therefore will have no effect on the outcome of Proposal One. Proposals Two, Three, Four and Five require an affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Abstentions will have the same effect as negative votes, while broker non-votes are not included in the total number of votes cast on Proposals Two, Three, Four and Five and therefore will not be counted for purposes of determining whether that proposal has been approved. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as voting with respect to that matter. The Company believes that the tabulation procedures to be followed by the inspector of elections are consistent with the general requirements of Delaware law concerning voting of shares and determination of a quorum. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

    If any stockholder is unable to attend the annual meeting, such stockholder may vote by proxy. The enclosed proxy is solicited by the Board, and, when returned properly completed, will be voted as you direct on your proxy card. In the discretion of the proxy holder, shares represented by such proxies will be voted upon any other business as may properly come before the annual meeting. If no specific instructions are given with respect to matters to be acted upon at the annual meeting, shares of Common Stock represented by a properly executed proxy will be voted FOR (i) the election of management's nominees for director, (ii) the approval of the amendment to the InterDent, Inc. 1999 Stock Incentive Plan, (iii) the approval of the InterDent Inc. 2000 Key Executive Stock Incentive Plan, (iv) the approval of the amendment to InterDent, Inc. Certificate of Incorporation to implement a reverse stock split, and (v) the ratification of the selection of Ernst & Young LLP as the independent public accountants for the Company for fiscal 2001.

Revocability of Proxies

    You may revoke or change your proxy at any time before it is voted at the annual meeting by filing with the Secretary of the Company at the Company's principal executive offices a notice of revocation or another signed proxy with a later date. You also may revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

    The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees without any additional compensation. In addition, the Company may engage the services of Georgeson and Company, Inc. to supplement the Company's solicitation efforts, and the Company will pay the customary fee. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE

ELECTION OF CLASS II DIRECTORS

General

    The Board of Directors has selected three nominees, who are currently serving as Class II directors of the Company. The nominees for directors are Robert Finzi, H. Wayne Posey and Robert F. Raucci. Messrs. Finzi, Posey and Raucci are directors of the Company as of the date of the Proxy Statement. Each nominee has agreed to serve if elected, and management has no reason to believe that either of them will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy.

    Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees. In the event that additional persons are nominated, other than by the Board of Directors, for election as directors, the proxy holders intend to vote all proxies received by them for the nominees and any additional Board of Directors' nominee as described above. The three candidates receiving the highest number of affirmative votes of the shares represented and voting on this particular matter at the annual meeting will be elected Class II directors of the Company, to serve a three-year term and until their respective successors have been elected and qualified.

    The Company's Bylaws authorize the Board to fix the number of directors by resolution. The number is currently fixed at seven members. The Company's Board is divided into three classes, designated Class I, Class II and Class III, with each class having a three-year term, with two directors each in Class I and Class III and three directors in Class II. There are no family relationships among executive officers or directors of the Company.

Nominees and Directors

    The table below sets forth the names, ages and positions of all nominees and continuing directors as of June 27, 2001. A summary of the background and experience of each of these individuals is set forth after the table. Information regarding InterDent's executive officers who are not directors is set forth in Part III of its Annual Report on Form 10-K under the heading "Directors and Executive Officers of the Registrant."

Name	Age	Position(s)
Class I Directors (term expires in 2003)
Eric Green(1)(3)	39	Director
Paul H. Keckley(1)	50	Director
Class II Directors (term expires in 2001)
Robert Finzi(1)(2)(3)	47	Director
H. Wayne Posey(2)	61	Director
Robert F. Raucci(2)(3)	45	Director
Class III Directors (term expires in 2002)
Michael T. Fiore(3)	46	Co-Chairman and Chief Executive Officer
Steven R. Matzkin, D.D.S(3).	42	Co-Chairman/Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Executive Committee.

Nominees

    Robert Finzi.  Mr. Finzi has been a director of InterDent since March 12, 1999. Prior to that time, Mr. Finzi was a director of Gentle Dental Service Corporation since November 1997 and served as a director of GMS Dental Group, Inc. from October 1996 until the Company's merger with Gentle Dental Service Corporation in November 1997. Since May 1991, Mr. Finzi has been with the Sprout Group, a division of DLJ Capital Corporation, which is the managing general partner of Sprout Capital VII, L.P and Sprout Growth II, L.P., and an affiliate of Credit Suisse First Boston. Mr. Finzi is also a general partner of the general partner of a series of investment funds managed by the Sprout Group and a limited partner of the general partner of ML Venture Partners II, L.P. From 1984 to 1991, Mr. Finzi was a Vice President of Merrill Lynch Venture Capital. Mr. Finzi serves on the board of directors of seven privately held companies.

    H. Wayne Posey.  Mr. Posey has been a director of InterDent since March 12, 1999. Mr. Posey was a director of Gentle Dental Service Corporation since November 1997 and served as a director of GMS Dental Group, Inc. from December 1996 until the merger of GMS Dental Group, Inc. with Gentle Dental Service Corporation in November 1997. Mr. Posey was a founder of ProMedCo and served as President, Chief Executive Officer, director and a member of the executive committee from its inception in 1994, and Chairman from December 1998 until his retirement in February 2001. Mr. Posey was a healthcare consultant from 1975 until 1994, and prior to that was employed by Hospital Affiliates International from 1970 until 1975, holding the positions of Controller, Vice President and Controller, Senior Vice President of Operations, director and a member of the executive committee.

    Robert F. Raucci.  Mr. Raucci has been a director of InterDent since March 12, 1999. Previously, Mr. Raucci was a director of the Dental Care Alliance since 1996. Mr. Raucci is a manager member of the general partner entities of several Newlight Associates Venture Capital Funds. Mr. Raucci also has served as president of RAM Investment Corporation, a venture capital investment and advisory company, since 1994. Between 1985 and 1994 Mr. Raucci served as a private equity investment manager for Alliance Capital Management Corporation, a global investment management company.

Continuing Directors

    Michael T. Fiore.  Mr. Fiore has served as the Co-chairman of the Board and Chief Executive Officer of InterDent since its inception on March 12, 1999. Prior to the March 12, 1999 merger, Mr. Fiore had served as Co-Chairman of the Board, Chief Executive Officer and President of Gentle Dental Service Corporation since November 1997, and in similar capacities at a predecessor private company, GMS Dental Group, Inc. from April 1997 until October 1997. From 1986 to March 1997, Mr. Fiore served in various management positions at Salick Health Care, Inc., a provider of diagnostic and therapeutic services to patients with catastrophic illness, principally in the areas of cancer and kidney failure, including serving as a director, Executive Vice President and Chief Operating Officer and as President of its principal subsidiary, Comprehensive Cancer Centers, Inc. Mr. Fiore also serves on the board of directors of two privately held companies.

    Eric Green.  Mr. Green has been a director of InterDent since March 12, 1999. Previously, Mr. Green was a director of the Gentle Dental Service Corporation since June 4, 1998. Mr. Green has been a partner of JP Morgan Partners since February 1998. From 1990 to 1997, he was a member of the merchant banking group of BNP Paribas in various capacities, including managing director responsible for mezzanine investments. Previously, Mr. Green was employed at GE Capital and the General Electric Company.

    Paul H. Keckley, Ph.D.  Dr. Keckley has been a director of InterDent since March 12, 1999. Prior to that time, Dr. Keckley was a director of Gentle Dental Service Corporation beginning in December 1996. Since 1999, Dr. Keckley has been President and CEO EBM Solutions, Inc., a clinical decision support company based in Nashville, TN. From 1994 to 1999, he was Vice President Strategic Development at PhyCor, Inc. Dr. Keckley previously served as a director of PhyCor, Inc., and from 1985 to 1994 he was President of The Keckley Group, a market research and strategic planning firm for hospitals, health systems, medical practices and health maintenance organizations.

    Steven R. Matzkin, D.D.S.  Dr. Matzkin has served as Co-Chairman of the Board since March 1999. Dr. Matzkin was Chief Dental Officer from March 1999 until May 2001. Dr. Matzkin has over 15 years of experience in the administration and management of dental practices. He practiced dentistry in Michigan for six years, during which time he owned five dental practices and managed over 25 dental practices through an affiliate management company. Dr. Matzkin has also been featured as a guest speaker at regional practice management conferences, including the national meeting for the National Association of Dental Plans. Dr. Matzkin currently serves as President of Dental Care Alliance, Inc. which was a wholly-owned subsidiary of InterDent until May 2001, when it was sold to Mon Acquisition Corp., an entity with which Dr. Matzkin is affiliated.

Board Meetings and Committees

    During fiscal year 2000, the Board of Directors held nine meetings. The Board has an Audit Committee, a Compensation Committee and an Executive Committee. Each of the current directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board in which such director served during the 2000 fiscal year.

    Audit Committee.  The Audit Committee currently consists of three directors, Messrs. Eric Green, Paul Keckley and Robert Finzi. The Committee's duties include reviewing internal financial information, monitoring cash flow, budget variances and credit arrangements, reviewing the audit program of the Company, reviewing with the Company's independent accountants the results of all audits upon their completion, annually selecting and recommending independent accountants, overseeing the quarterly unaudited reporting process and taking such other action as may be necessary to assure the adequacy and integrity of all financial information distributed by the Company. The Company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Annex A. The members of the Audit Committee are "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee held four meetings during fiscal year 2000.

    Compensation Committee.  The Compensation Committee currently consists of three directors, Messrs. Robert Finzi, Wayne Posey and Robert Raucci. The Compensation Committee is responsible for providing recommendations to the Board of Directors concerning compensation levels for the Company's senior executive officers and working with senior executive officers on benefit and compensation programs for Company employees, including matters related to participation in profit sharing, bonus plans and stock option plans and preparing reports to the extent necessary to comply with applicable disclosure requirements established by the Securities and Exchange Commission or other regulatory bodies. The Compensation Committee held five meetings during fiscal year 2000.

    Executive Committee.  The Executive Committee currently consists of five directors, Messrs. Finzi, Fiore, Green, Matzkin and Raucci and held one meeting during fiscal year 2000. The Executive Committee has all of the authority of the Board of Directors, subject to applicable law.

Directors' Compensation

    In fiscal 2000, non-employee members of the Board received no annual fee for services, except for Messrs. Keckley and Posey, who each received a grant of options to purchase 40,000 shares of the Company's Common Stock. Non-employee Board members are reimbursed for their reasonable expenses incurred in connection with attending Board meetings. The Company anticipates no increase in such directors' compensation during fiscal 2001.

Compensation Committee Interlocks and Insider Participation

    The Board of Directors established a Compensation Committee in March 1999. The Compensation Committee currently consists of Messrs. Robert Finzi, Wayne Posey, and Robert Raucci. No member of compensation committee was an officer or employee of the Company at any time during fiscal 2000.

    No executive officer of the Company served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board or Compensation Committee.

The Board of Directors recommends that the stockholders vote FOR the election of Messrs. Robert Finzi, H. Wayne Posey and Robert F. Raucci
as Class II Directors of the Company.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO 1999 STOCK INCENTIVE PLAN

    The Company's stockholders are asked to vote on the proposed amendment of the Company's 1999 Stock Incentive Plan (the "1999 Plan"). The Board of Directors approved an amendment, subject to stockholder approval, to the 1999 Plan to increase (on a pre-reverse stock split basis), the number of shares subject to the 1999 Plan from 2,500,000 to 3,250,000 (on a pre-reverse stock split basis). See Proposal Four for a description of the proposed Reverse Stock Split.

    The Board of Directors has concluded that the number of shares authorized and remaining available for issuance under the 1999 Plan as currently in effect will not be sufficient to achieve the Company's objectives and that an amendment to the 1999 Plan is in the best interests of the Company and its stockholders. The amendment of the 1999 Plan will enable the Company to grant options and other awards as needed to retain and attract talented employees, directors and consultants. The Board of Directors believes that the Company's long term success is dependent upon the ability of the Company to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company. The 1999 Plan is intended to enhance the Company's ability to provide individuals with awards and incentives commensurate with their contributions and competitive with those offered by other employers.

    The stock options and other awards granted under this plan increase stockholder value by further aligning the interests of these individuals with the interests of the Company's stockholders, by providing our employees an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance.

The Board has approved the amendment of the 1999 Stock Incentive Plan and recommends that holders of shares of the Company's Common Stock vote FOR approval of such proposal.

General Description

    The 1999 Plan was originally adopted by the Board on April 21, 1999 and amended and restated on April 5, 2000, and was approved by the stockholders on April 20, 2000. A total of 2,500,000 shares (on a pre-reverse stock split basis) of Common Stock are currently reserved for issuance under the 1999 Plan, of which 2,443,294 have been granted as of June 15, 2001. In order to have sufficient shares available for future grants, the number of shares of Common Stock that can be issued under the 1999 Plan is proposed to be increased (on a pre-reverse stock split basis) to 3,250,000.

    If amended, an aggregate of 750,000 additional shares (on a pre-reverse stock split basis) of Common Stock will be reserved for issuance under the 1999 Plan and available for grant thereunder, subject to adjustment in the event of a stock split, stock dividend, or other similar change in the Common Stock or capital structure of the Company. The 1999 Plan limits the number of options and stock appreciation rights which may be awarded to a participant in any calendar year to 500,000 shares.

Summary of 1999 Stock Incentive Plan

    This summary is not intended to be a complete description of all terms of the 1999 Plan, and is qualified in its entirety by the terms of the 1999 Plan, a copy of which is available without charge to any stockholder upon request.

    1999 Plan Administration.  Either the Compensation Committee of the Board or another committee of the Board consisting of two or more non-employee Board members who meet certain requirements are in charge of administering the 1999 Plan (the "Plan Administrator").

    The Compensation Committee or other administrating committee shall be constituted in such a manner as to satisfy all applicable laws and to permit such grants and related transactions under the

1999 Plan to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, in accordance with Rule 16b-3 promulgated thereunder. The Plan Administrator has complete discretion to determine eligible individuals, the number of shares subject to an option grant, stock appreciation right or stock issuance, the status of an option as either an incentive stock option or a non-qualified stock option, the vesting schedule and the maximum term for which any discretionary option is to remain outstanding.

    Eligibility.  Officers and other key employees of the Company and its subsidiaries (whether now existing or subsequently established), directors, independent consultants and advisors to the Company and its subsidiaries and dental professionals associated with one of the dental groups managed by the Company or one of its subsidiaries are eligible to participate in the 1999 Plan. In no event may any one participant in the 1999 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 500,000 shares of the Company's Common Stock in the aggregate per calendar year.

    Valuation.  The fair market value per share of the Company's Common Stock on any relevant date under the 1999 Plan shall be the closing selling price per share on that date on the Nasdaq National Market. If there is no reported sale for such date, then the closing selling price for the last previous date for which such quotation exists shall be determinative of fair market value.

    Equity Incentive Programs.  Benefits under the 1999 Plan may be granted in any one or a combination of (i) incentive stock options, (ii) non-qualified stock options, (iii) stock appreciation rights and (iv) stock awards.

    Stock Options.  The exercise price per share for incentive stock options shall not be less than 100% of the fair market value per share of the Company's Common Stock on the grant date. For incentive stock options granted to employees possessing 10% or more of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price per share may not be less than 110% of such fair market value. The exercise price per share for non-qualified stock options shall not be less than 85% of the fair market value per share of the Company's Common Stock on the grant date. No granted incentive stock option shall have a maximum term in excess of ten years (no incentive stock option granted to an employee possessing 10% or more of the total combined voting power of all classes of stock of the Company or any of its subsidiaries shall have a term in excess of five years) and no non-qualified stock option shall have a maximum term in excess of fifteen years.

    Any option held by the optionee at the time of cessation of service shall not remain exercisable beyond the limited period designated by the Plan Administrator at the time of the option grant (usually no greater than 12 months if cessation is due to death or permanent disability and ninety days if cessation is due to retirement or for any reason other than death or permanent disability). During that period the option generally shall be exercisable only for the number of shares of the Company's Common Stock in which the optionee is vested at the time of cessation of service. The Plan Administrator, however, shall have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding option may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at the time of grant or at any time while the options remain outstanding.

    Stock Appreciation Rights.  The Plan Administrator, in its discretion, is also authorized to issue stock appreciation rights in connection with option grants made under the 1999 Plan. In addition, stock appreciation rights may be granted independently of and without relation to options. Stock appreciation rights given in connection with option grants provide holders with the right to surrender all or part of an unexercised option in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the vested shares of the

Company's Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for such shares in the case such rights were issued in connection with option grants, or (iii) the fair market value of the Common Stock on the date such rights were issued in the case such rights were issued independently of any stock option. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in shares of the Company's Common Stock or partly in shares and partly in cash.

    Stock Awards.  The Plan Administrator, in its discretion, may issue stock awards to 1999 Plan participants. Stock awards consist of Common Stock transferred to the 1999 Plan Participant without other payment therefor as additional compensation for services to the Company and its subsidiaries. Stock awards are subject to the terms and conditions the Plan Administrator deems appropriate, including restrictions on the sale or other disposition of such shares, rights of the Company to reacquire such shares upon termination of the participant's employment or service within specified periods and conditions requiring that the shares be earned in whole or in part upon the achievement of performance goals established by the Plan Administrator over a designated period of time.

    Code Section 162(m) Limitations  The 1999 Plan has a provision which limits the number of options and stock appreciation rights which may be awarded to an employee in any calendar year to 500,000 shares. The purpose of the provision is to ensure that any options and stock appreciation rights granted under the 1999 Plan will qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

    Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to its Chief Executive Officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by the Company's stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible employees under such plan during a specified period. Compensation paid pursuant to options and stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to employees only if the stock price appreciates.

General Provisions

    In the case of any merger, consolidation or combination of the Company with or into another corporation, other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), (i) any participant to whom a stock option has been granted under the 1999 Plan will have the right (subject to the provisions of the 1999 Plan and any limitation applicable to such option) thereafter and during the term of such option, to receive upon exercise thereof the acquisition consideration receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of such option or portion thereof, immediately prior to such Acquisition, and (ii) any participant to whom a stock appreciation right has been granted under the 1999 Plan will have the right (subject to the provisions of the 1999 Plan and any limitation applicable to such right) thereafter and during the term of such right to receive upon exercise thereof the difference between the aggregate fair market value on the applicable date (as set forth in such right) of the Acquisition Consideration receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of the option related thereto or any portion thereof, as the case may be, immediately prior to such Acquisition and the aggregate option price of the related option, or the aggregate fair market value on the date of grant of the right, whichever is applicable.

    In addition, option grants under the 1999 Plan generally provide that the Board may in its sole discretion provide a 30-day period prior to an Acquisition during which the option will be exercisable for 100% of the shares subject to the option and after which the option will terminate. The Plan Administrator also has the discretion to make equitable adjustments to option grants and other awards under the 1999 Plan in the event of an Acquisition.

    Changes in Capitalization.  In the event any change is made to the outstanding shares of the Company's Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the 1999 Plan; (ii) the maximum number and/or class of securities for which any one individual may be granted stock options, separately exercisable stock appreciation rights and stock awards in the aggregate per calendar year; and (iii) the number and/or class of securities and price per share in effect under each outstanding option, stock appreciation right or stock award under the 1999 Plan.

    Transferability of 1999 Plan Benefits.  Benefits under the 1999 Plan are only exercisable by the optionee and are therefore not transferable except upon the optionee's death, provided that in the discretion of the Plan Administrator, an optionee may receive a benefit that permits a transfer solely to members of the optionee's immediate family or trusts or family partnerships for the benefit of such persons.

    Financial Assistance.  The Plan Administrator may institute a loan program in order to assist one or more participants in financing their exercise of outstanding options under the 1999 Plan. The form and manner in which such assistance is to be made available (including loans or installment payments with or without security or collateral), and the terms upon which such assistance is to be provided, shall be determined by the Plan Administrator. Any such financing may be subject to forgiveness in whole or in part at the discretion of the Plan Administrator.

    Amendment and Termination.  The Board of Directors may amend or modify the 1999 Plan in any or all respects whatsoever, subject to obtaining any required stockholder approval pursuant to the 1999 Plan and applicable law, including any applicable stock exchange or National Market requirements. Notwithstanding the foregoing, the Board of Directors may neither amend nor modify the plan if such action would adversely affect the rights and obligations of any participant, unless such participant consents to the amendment. In addition, under the 1999 Plan the Board of Directors may not, without the approval of the Company's stockholders, amend the 1999 Plan to increase the maximum number of shares issuable under the 1999 Plan or the maximum number of shares for which any one individual participating in the 1999 Plan may be granted stock options, separately exercisable stock appreciation rights and stock awards in the aggregate per fiscal year. The 1999 Plan shall in all events terminate on April 20, 2009, unless sooner terminated by the Board of Directors.

Certain Federal Income Tax Information

    The following summary of the U.S. federal income tax consequences of 1999 Plan transactions is based upon U.S. federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

    The grant of a non-qualified stock option under the 1999 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

    The grant of an incentive stock option under the 1999 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of Common Stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

    If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant.

    The "spread" under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

    The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

    Recipients of restricted stock may make an election under Code Section 83(b) ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

    Recipients of stock appreciation rights generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of a stock appreciation right.

    The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the Company withholds the appropriate taxes with respect to such income and the individual's total compensation is deemed reasonable in amount. Participating individuals will recognize gain upon the disposition of any stock received on exercise of a stock appreciation right equal to the excess of (1) the amount realized on such disposition over (2) the ordinary income recognized with respect to such stock under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the stock was held for more than one year.

New Plan Benefits

    Because awards under the 1999 Plan are discretionary, the Company cannot now determine the number of options to be granted in the future under the 1999 Plan to all current executive officers as a group, all current members of the Board of Directors as a group or all employees (excluding current executive officers) as a group.

The Board of Directors recommends that the
stockholders vote FOR the approval of the amendment
to the InterDent, Inc. 1999 Stock Incentive Plan.

PROPOSAL THREE

APPROVAL OF 2000 KEY EXECUTIVE STOCK INCENTIVE PLAN

    The Company's stockholders are asked to vote on the proposed adoption of the Company's 2000 Key Executive Stock Incentive Plan (the "2000 Plan"). The 2000 Plan provides for the issuance of stock options covering up to 3,000,000 shares (on a pre-reverse stock split basis) of Common Stock of the Company. The 2000 Plan also limits the maximum number of shares with respect to which options and stock appreciation rights may be granted to any individual in any fiscal year. The Board has concluded that the proposed adoption is in the best interests of the Company and its stockholders. The adoption of the 2000 Plan will enable the Company to grant options and other awards as needed to retain and attract talented employees, directors and consultants. The Board of Directors believes that the Company's long term success is dependent upon the ability of the Company to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company. The 2000 Plan is intended to enhance the Company's ability to provide individuals with awards and incentives commensurate with their contributions and competitive with those offered by other employers.

    The stock options and other awards granted under this plan increase stockholder value by further aligning the interests of these individuals with the interests of the Company's stockholders, by providing our employees an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance.

    A general description of the principal terms of the 2000 Plan is set forth below. This description is qualified in its entirety by the terms of the 2000 Plan, as proposed to be adopted, which is attached to this proxy statement as Annex B and is incorporated herein by reference.

The Board has approved the adoption of the 2000 Key Executive Stock Incentive Plan and recommends that holders of shares of the Company's Common Stock vote FOR approval of such proposal.

General Description

    In May 2000, the Board of Directors of the Company adopted the 2000 Plan. The purpose of the 2000 Plan is to provide the Company's employees and others who perform substantial services to the Company an incentive, through ownership of the Company's Common Stock, to continue in service to the Company and to help the Company compete effectively with other enterprises for the services of qualified individuals.

    If adopted, an aggregate of 3,000,000 shares (on a pre-reverse stock split basis) of Common Stock will be reserved for issuance under the 2000 Plan and available for grant thereunder, subject to adjustment in the event of a stock split, stock dividend, or other similar change in the Common Stock or capital structure of the Company. The 2000 Plan limits the number of options and stock appreciation rights which may be awarded to a participant in any fiscal year to 1,500,000 shares (on a pre-reverse stock split basis).

    The Company will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the 2000 Plan.

Summary of 2000 Plan

    Purpose.  The purpose of the 2000 Plan is to provide the Company's employees and others who perform substantial services to the Company an incentive, through ownership of the Company's Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

    Administration.  The 2000 Plan shall be administered by the Board of Directors of the Company or a committee of the Board appointed by the Board (the "Plan Administrator"). The committee, if so appointed, shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). The 2000 Plan authorizes the Plan Administrator to select the employees, directors and consultants of the Company to whom incentive stock options, non-qualified stock options and other awards (collectively "Awards") may be granted and to determine the terms and conditions of any Award. With respect to Awards subject to Code Section 162(m), the committee will be comprised solely of two or more "outside directors" as defined under Code Section 162(m) and applicable tax regulations. For grants of Awards to individuals not subject to Rule 16b-3 and Code Section 162(m), the Board of Directors may authorize one or more officers to grant such Awards.

    Subject to applicable laws, the Plan Administrator has the authority, in its discretion, to select employees, directors and consultants to whom Awards may be granted from time to time, to determine whether and to what extent Awards are granted, to determine the number of shares of the Company's Common Stock or the amount of other consideration to be covered by each Award, to approve Award Agreements for use under the 2000 Plan, to determine the terms and conditions of any Award, to amend the terms of any outstanding Award granted, to construe and interpret the terms of the 2000 Plan and Awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to take such other action not inconsistent with the terms of the 2000 Plan as the Administrator deems appropriate.

    Eligibility.  The 2000 Plan permits the grant of incentive stock options within the meaning of Section 422 of the Code only to employees of the Company or any parent or subsidiary corporation of the Company. Awards other than incentive stock options may be granted to employees, directors or consultants of these entities.

    Terms and Conditions of Awards.  The Plan Administrator is authorized to award any type of arrangement to an employee, director or consultant that is consistent with the provisions of the 2000 Plan and that by its terms involves or might involve the issuance of (i) shares of Common Stock, (ii) an option, stock appreciation right or similar right with a fixed or variable price related to the fair market value of the Company's Common Stock and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions or (iii) any other security with value derived from the value of the Company's Common Stock. Subject to the terms of the 2000 Plan, the Plan Administrator shall determine the provisions, terms and conditions of each Award, including, but not limited to, the Award vesting schedule, repurchase provisions, forfeiture provisions, forms of payment and the like.

    Each Award shall be designated in an Award Agreement. In the case of an option, the option shall be designated as either an incentive stock option or a non-qualified stock option. To the extent that the aggregate fair market value of shares of the Company's Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as non-qualified stock options.

    The maximum number of shares with respect to which options or stock appreciation rights may be granted to any participant in any fiscal year of the Company shall be 1,500,000 shares. The foregoing limitation shall be adjusted proportionately by the Plan Administrator in connection with any change in the Company's capitalization due a stock split, stock dividend or similar event affecting the Common Stock of the Company and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to its chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company's common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations, if any option or stock appreciation right is canceled, the cancelled Award shall continue to count against the maximum number of shares of Common Stock with respect to which an Award may be granted to a participant.

    The term of an Award may not be for more than 10 years from date of grant (or 5 years in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company).

    Grants by Plan Administrator.  The 2000 Plan authorizes the Plan Administrator to grant incentive stock options at an exercise price of not less than 100% (or 110%, in the case of incentive stock options granted to any grantee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary corporation of the Company) of the fair market value of the Common Stock on the date the option is granted. The exercise price of non-qualified stock options shall not be less than 85% of the fair market value on the date the option is granted. The exercise price of Awards intended to qualify as performance-based compensation for purposes of Code Section 162(m) shall not be less than 100% of the fair market value on the date the option is granted. Subject to applicable laws, the consideration to be paid for the shares of the Company's Common Stock to be issued upon exercise or purchase of an Award, including method of payment, shall be determined by the Plan Administrator. In addition to any other types of consideration the Plan Administrator may, for example, accept as consideration cash, check, promissory note with such recourse, interest, security and redemption provisions as the Plan Administrator determines to be appropriate, shares of Common Stock, or the like or any combination of the foregoing methods of payment.

    Termination of Employment.  An Award may not be exercised after the termination date of such Award as set forth in the Award Agreement. In the event a participant in the 2000 Plan terminates employment, an Award may be exercised only to the extent provided in the Award Agreement. Where an Award Agreement permits a participant to exercise an Award following termination of employment, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever comes first. Any Award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a non-qualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

    Transferability of Awards.  During their lifetime, those who hold incentive stock options cannot transfer their options other than by will or by the laws of descent or distribution. The options may be exercised during the lifetime of the participant only by the participant; provided, however, that the participant may designate a beneficiary of his or her incentive stock options in the event of his or her death. Other Awards may be transferred by gift or through a domestic relations order to members of a participant's immediate family to the extent provided for in the Award Agreement or in the manner and to the extent determined by the Plan Administrator.

    Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by outstanding Awards, the number of shares of Common Stock that have been authorized for issuance under the 2000 Plan, the exercise or purchase price of each outstanding Award, the maximum number of shares of Common Stock that may be granted to any participant in a fiscal year, and the like, may be proportionally adjusted by the Plan Administrator in the event of (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Common Stock of the Company, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or (iii) as the Plan Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Plan Administrator and its determination shall be final, binding and conclusive.

    Corporate Transactions.  In the event of a corporate transaction (such as a merger or consolidation in which the Company is not the surviving legal entity, the sale, transfer or other disposition of all or substantially all of the assets of the Company, the approval by the Company's stockholders of any plan or proposal for the liquidation or dissolution of the Company, a reverse merger in which the Company is the surviving legal entity but in which securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities are transferred to persons different from those who held the securities immediately prior to such merger, or the acquisition by a person or group of persons of beneficial ownership of securities representing more than fifty percent of the total combined voting power of the Company's outstanding securities) the portion of each award that, pursuant to the Corporate Transaction, is not replaced with a comparable Award with respect to shares of capital stock of the successor entity or is not affirmed by the Company or is not replaced with a cash incentive program of the successor entity, shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase on forfeiture rights for all of the Shares at the time represented by such portion of the Award.

    Following a change in control (such as a change in ownership or control effected through the direct or indirect acquisition by any person or related group or persons of beneficial ownership of securities possessing more than fifty percent of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of continuing directors who are not affiliates or associates of the offeror do not recommend such stockholders accept, or a change in the composition of the Board over a period of thirty-six months or less such that a majority of the Board ceases to be comprised of individuals who are continuing directors), each Award shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to options) and repurchase or forfeiture rights.

    Effective upon the consummation of a related entity disposition (such as the sale, distribution or other disposition by the Company of all or substantially all of the interests of the Company in any parent, subsidiary or any entity in which the Company, a parent or subsidiary, holds a substantial ownership interest), for the portion of each award of a grantee who is at the time engaged primarily in the service of the related entity involved in such related entity disposition that is not replaced with a comparable Award with respect to shares of capital stock of the successor entity or is not replaced with a cash incentive program of the successor entity, shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase on forfeiture rights for all of the Shares at the time represented by such portion of the Award.

    Amendment, Suspension or Termination of the 2000 Plan.  The Board may at any time amend, suspend or terminate the 2000 Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein, the Company will obtain stockholder approval of any amendment to the

2000 Plan in such a manner and to such a degree as required. The 2000 Plan will terminate in May 2010 unless previously terminated by the Board of Directors. Any amendment, suspension or termination of the 2000 Plan shall not affect Awards already granted and such Awards shall remain in full force and effect as if the 2000 Plan had not been amended, suspended or terminated.

Certain Federal Tax Consequences

    The grant of a non-qualified stock option under the 2000 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant. Any gain or loss on the participant's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

    The grant of an incentive stock option under the 2000 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of Common Stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

    If the participant fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the participant.

    The "spread" under an incentive stock option—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax.

    The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on whether the shares are held for more than one year and depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

    Recipients of restricted stock may make an election under Code Section 83(b) ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

    Recipients of stock appreciation rights generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of a stock appreciation right.

    The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the Company withholds the appropriate taxes with respect to such income and the individual's total compensation is deemed reasonable in amount. Participating individuals will recognize gain upon the disposition of any stock received on exercise of a stock appreciation right equal to the excess of (1) the amount realized on such disposition over (2) the ordinary income recognized with respect to such stock under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the stock was held for more than one year.

    The foregoing summary of the federal income tax consequences of 2000 Plan transactions is based upon federal income tax laws in effect on the date of this proxy statement. This summary does not purport to be complete, and does not discuss foreign, state or local tax consequences.

New Plan Benefits

    Because awards under the 2000 Plan are discretionary, the Company cannot now determine the number of options to be granted in the future under the 2000 Plan to all current executive officers as a group, all current members of the Board of Directors as a group or all employees (excluding current executive officers) as a group.

The Board of Directors recommends a vote FOR approval
of the proposed adoption of the 2000 Key Executive Stock Incentive Plan.

PROPOSAL FOUR

APPROVAL OF REVERSE STOCK SPLIT

    The Board of Directors of InterDent has approved a proposal to amend the Company's Certificate of Incorporation to effect a reverse stock split of the Company's outstanding Common Stock on the terms described below, which we refer to as the "Reverse Stock Split". The Board of Directors has declared this amendment to the Certificate of Incorporation to be advisable and has recommended that the amendment be presented to the stockholders of InterDent for approval.

    Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. If approved by the stockholders, the Reverse Stock Split will be effected by an amendment to the Certificate of Incorporation in substantially the form attached to this Proxy Statement as Annex C and will become effective upon the filing of this amendment with the Secretary of State of Delaware. The following discussion contains a summary of this amendment and you are advised to read Annex C in full.

    Upon the filing of the amendment relating to the Reverse Stock Split, six shares of issued and outstanding Common Stock (including any treasury stock held by InterDent) will be automatically converted into one share of Common Stock. Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split. Instead, InterDent will pay each holder of a fractional interest an amount in cash equal to the then market value of such fractional interest. Such market value will be determined by calculating the average closing price of the Common Stock on the Nasdaq National Market for the five business days prior to the date of the Reverse Stock Split amendment is filed with the Secretary of State of the State of Delaware.

    Notwithstanding approval of the Reverse Stock Split proposal by the stockholders of InterDent, the Board may, in its sole discretion, determine not to effect the Reverse Stock Split or to delay such action based on the then-current trading price of the Common Stock or certain other factors described herein. See "Effect of the Reverse Stock Split Proposal" for a discussion of these factors.

    Dissenting stockholders have no appraisal rights under Delaware law, InterDent's Certificate of Incorporation or InterDent's Restated By-laws in connection with the approval of the Reverse Stock Split amendment and the consummation of the Reverse Stock Split.

REASONS FOR THE REVERSE STOCK SPLIT

    The primary purpose of the Reverse Stock Split is to reduce the outstanding shares of Common Stock so that the Common Stock outstanding after giving effect to the Reverse Stock Split trades at a higher price per share than the Common Stock outstanding before giving effect to the Reverse Stock Split. InterDent believes that a higher trading price for its Common Stock will aid InterDent in remaining eligible for listing on the Nasdaq National Market. The Common Stock must maintain a minimum bid price of $1.00 per share in order to remain eligible for continued listing on the Nasdaq National Market.

    InterDent cannot assure you that the Reverse Stock Split will enable the Common Stock to trade above the $1.00 minimum bid price established by the Nasdaq listing requirements for continued listing on the Nasdaq National Market and to satisfy the minimum bid price requirement for at least ten consecutive trading days thereafter. On June 27, 2001, the last reported sale price of the Common Stock on the Nasdaq National Market was $0.33 per share.

    InterDent believes that maintaining the listing of its Common Stock on the Nasdaq National Market is in the best interest of InterDent and its stockholders. Inclusion on the Nasdaq National

Market increases liquidity and may potentially minimize the spread between the "bid" and "asked" prices quoted by market makers. Further, a Nasdaq National Market listing may enhance InterDent's access to capital and increase its flexibility in responding to anticipated capital requirements. InterDent believes that prospective investors will view an investment in it more favorably if its shares continue to qualify for listing on the Nasdaq National Market.

    InterDent also believes that the current per share price level of the Common Stock has reduced the effective marketability of InterDent's shares of Common Stock because of the reluctance of many leading brokerage firms to recommend low-priced stock to their clients. Certain investors view low-priced stock as speculative and unattractive, although certain other investors may be attracted to low-priced stock because of the greater trading volatility sometimes associated with such securities. In addition, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stock. Such policies and practices pertain to the payment of brokers commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint.

    Finally, because brokerage commissions on low-priced stock generally represent a higher percentage of the stock price than commissions on higher-priced stock, the current share price of the Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that represent a higher percentage of their total share value than would be the case if the share price were substantially higher. This factor also may limit the willingness of institutions to purchase the Common Stock at its current low share price.

    If the Common Stock were not listed on the Nasdaq National Market and the trading price of the Common Stock were to remain below $1.00 per share, trading in the Common Stock would also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, as amended, which require additional disclosures by broker-dealers in connection with any trades involving a stock defined as a "penny stock" (generally, a non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions). In such event, the additional burdens imposed upon broker-dealers to effect transactions in the Common Stock could further limit the market liquidity of the Common Stock and the ability of investors to trade the Common Stock.

    As discussed below, in the event that the Common Stock is delisted from the Nasdaq National Market, InterDent may not qualify for listing on the Nasdaq SmallCap Market. See "Other Nasdaq Requirements" for a discussion of these qualifications. In such an event, sales of the Common Stock would likely be conducted only in the over-the-counter market or potentially on regional exchanges. This may have a negative impact on the liquidity and price of the Common Stock and investors may find it more difficult to purchase or dispose of, or to obtain accurate quotations as to the market value of, the Common Stock.

    For all the above reasons, InterDent believes that the Reverse Stock Split is in the best interests of InterDent and its stockholders. There can be no assurance, however, that the Reverse Stock Split will have the desired consequences. Specifically, there can be no assurance that, after the Reverse Stock Split, the market price of the Common Stock will increase by a multiple equal to the ratio of the Reverse Stock Split or result in the permanent increase in the market price, which is dependent upon many factors including the performance and prospects of InterDent. Also, should the market price of a share of Common Stock decrease, the percentage decline as an absolute number and as a percentage of the overall market capitalization of InterDent may be greater than what would have occurred in the absence of the Reverse Stock Split. Furthermore, the possibility exists that the liquidity of the Common Stock could be adversely affected by the Reverse Stock Split. Finally, the market capitalization of InterDent after the Reverse Stock Split may decrease, and may negatively affect InterDent's ability to comply with other requirements of the Nasdaq National Market, such as the market value of its public float.

EFFECT OF THE REVERSE STOCK SPLIT

    Although InterDent expects to file the amendment to its Certificate of Incorporation which effects the Reverse Stock Split with the Delaware Secretary of State's office promptly following the approval of the Reverse Stock Split proposal at the Meeting, the actual timing of such filing will be determined by the Company based upon its evaluation as to when such action is most advantageous to InterDent and its stockholders. Further, notwithstanding approval of this Proposal Four of the Reverse Stock Split by the stockholders, the Board may elect not to file the Reverse Stock Split amendment. The Board of Directors may at any time make any and all changes to the Reverse Stock Split amendment that it deems necessary in order to file this amendment with the Secretary of State of the State of Delaware and to give effect to the Reverse Stock Split.

    After the effective date of the Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock but will hold the same percentage of the outstanding shares (subject to adjustments for fractional interests resulting from the Reverse Stock Split) as such stockholder held prior to the effective date. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, shares of Common Stock and the per share exercise or conversion prices thereof, will be adjusted appropriately with respect to the Reverse Stock Split in accordance with their terms as of the effective date, as will the number of shares of Common Stock available for award grants under InterDent's 1999 Stock Incentive Plan, 2000 Key Executive Stock Incentive Plan and InterDent's Employee Stock Purchase Plan. For example, a holder of an option to purchase 120 shares of InterDent Common Stock at $0.20 per share will, upon the effectiveness of the Reverse Stock Split, have an option to purchase 20 shares of InterDent Common Stock at $1.20 per share.

    The Reverse Stock Split may also result in some stockholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

    The Reverse Stock Split will not affect the par value of the Common Stock or the number of authorized shares of Common Stock. As a result, on the effective date of the Reverse Stock Split amendment, the stated capital on InterDent's balance sheet will be reduced to one-sixth of its present amount, and the additional paid-in capital account will be increased accordingly. The per share net income or loss and net book value per share of the Common Stock will also be increased because there will be fewer shares of Common Stock issued and outstanding.

    Based on the 23,993,540 shares Common Stock outstanding as of June 15, 2001, the approximate number of shares of Common Stock that would be outstanding as a result of the Reverse Stock Split, based on the exchange ratio range included in the Reverse Stock Split proposal is 3,998,923.

    The Reverse Stock Split will affect all stockholders equally and will not affect any stockholder's proportionate equity interest in InterDent (except with respect to adjustments for fractional interests). None of the rights currently accruing to holders of the Common Stock or options to purchase Common Stock will be affected by the Reverse Stock Split. Following the Reverse Stock Split, each share of the Common Stock resulting from the Reverse Stock Split will entitle the holder thereof to one vote per share and will otherwise be identical to the outstanding Common Stock immediately prior to the effective date.

    Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued and outstanding (excluding shares issuable upon exercise of options, preferred stock, other convertible securities and shares held in the treasury) would increase from approximately 26,006,460 to 46,001,077. Although this increase could, under certain circumstances, have an anti-takeover effect (by, for example, permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of InterDent with another company), the Reverse Stock Split is not being proposed in response to any effort of which management of InterDent is aware to accumulate shares of Common Stock or obtain control of InterDent, nor is it part of a similar plan by management.

EXCHANGE OF STOCK CERTIFICATES; NO FRACTIONAL SHARES

    The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the effective date of the Reverse Stock Split without any action on the part of stockholders and without regard to the date on which certificates evidencing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. As of the effective date of the Reverse Stock Split, six shares of Common Stock will be converted and reclassified into one share of post-split Common Stock.

    For example, a holder of 120 shares immediately prior to the effective date of the Reverse Stock Split would hold 20 shares after the effective date. Fractional shares of Common Stock will not be issued, but instead, InterDent will pay each holder of a fractional interest an amount in cash equal to the then market value of such fractional interest. Such market value will be determined by calculating the average closing price of the Common Stock on the Nasdaq National Market for the five business days prior to the date the Reverse Stock Split amendment is filed with the Secretary of State of the State of Delaware.

    As soon as practicable after the effective date of the Reverse Stock Split, transmittal forms will be mailed to each holder of record of shares of Common Stock, to be used in forwarding such holder's stock certificates for surrender and exchange for certificates evidencing the number of shares of Common Stock such stockholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates evidencing shares of Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates evidencing the whole number of shares of Common Stock that such stockholder holds as a result of the Reverse Stock Split. Stockholders will not be required to pay any transfer fee or other fee in connection with the exchange of certificates.

STOCKHOLDERS SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM INTERDENT.

    As of the effective date of the Reverse Stock Split, each certificate representing shares of Common Stock outstanding prior to the effective date will be deemed canceled and, for all corporate purposes, will be deemed only to evidence the right to receive the number of shares of Common Stock into which the shares of Common Stock evidenced by such certificate have been converted as a result of the Reverse Stock Split.

OTHER NASDAQ REQUIREMENTS

    In addition to the $1.00 minimum bid price per share requirement described above, the continued listing of the Common Stock on the Nasdaq National Market is subject to the maintenance of the other quantitative and qualitative requirements set forth in the Nasdaq National Market Listing Requirements. In particular, the Nasdaq National Market Listing Requirements require that a company currently included on the Nasdaq National Market meet each of the following standards in either of the two following maintenance standards to maintain its continued listing:

Nasdaq National Market Listing Considerations:

Maintenance Standard 1

(1)
Net tangible assets of $4,000,000;

(2)
a public float of 750,000 shares;

(3)
a market value of public float of $5,000,000;

(4)
a minimum bid price of $1 per share;

(5)
400 round lot shareholders;

(6)
two market makers; and

(7)
compliance with Nasdaq corporate governance rules;

OR

Maintenance Standard 2

(1)
either (a) a market capitalization of $50 million or (b) total assets and total revenue of $50 million each for the most recently completed fiscal year or two of the last three most recently completed fiscal years;

(2)
a public float of 1,100,000 shares;

(3)
market value of public float of $15 million;

(4)
a minimum bid price of $5 per share;

(5)
400 round lot shareholders;

(6)
four market makers; and

(7)
compliance with Nasdaq corporate governance rules.

    In the event that InterDent is unable to satisfy the requirements for continued listing on the Nasdaq National Market, InterDent may not be able to satisfy the requirements for listing on the Nasdaq SmallCap Market on an ongoing basis either before or after the Reverse Stock Split.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion of the material federal income tax consequences of the Reverse Stock Split is based upon the Internal Revenue Code of 1986, as amended, U.S. Treasury Department regulations thereunder, judicial decisions and current administrative rulings and practices, all as in effect on the date hereof and all of which could be repealed, overruled or modified at any time, possibly with retroactive effect. No ruling from the Internal Revenue Service with respect to the matters discussed herein has been requested and there is no assurance that the Internal Revenue Service would agree with the conclusions set forth in this discussion.

    This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions and tax-exempt entities) that may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

STOCKHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT.

    Except as discussed below, no gain or loss should be recognized by a stockholder who receives only Common Stock in connection with the transactions contemplated by the Reverse Stock Split. The aggregate tax basis of the shares of Common Stock held by a stockholder following the Reverse Stock Split will equal the stockholder's aggregate basis in the Common Stock held immediately prior to the Reverse Stock Split and generally will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro-rata basis. Stockholders who have used the specific identification method to identify their basis in shares of Common Stock combined in the Reverse Stock Split should consult their own tax advisors to determine their basis in the shares of Common Stock received in exchange therefore in the Reverse Stock Split. Shares of Common Stock received should have the same holding period as the Common Stock surrendered. The receipt of a cash payment in lieu of a fractional interest will result in recognition of gain or loss for federal income tax purposes.

The Board of Directors recommends that stockholders vote FOR approval of the Reverse Stock Split proposal.

PROPOSAL FIVE

RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors appointed the firm of Ernst & Young LLP independent auditors for the Company during fiscal year 2001 and is asking the stockholders to ratify this appointment. The affirmative vote of a majority of the shares represented and voting at the annual meeting is required to ratify the selection of Ernst & Young LLP.

    In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

    On June 26, 2001, KPMG LLP ("KPMG") and the Company mutually agreed that the auditor-client relationship between KPMG and the Company would cease. Accordingly, KPMG resigned on June 26, 2001 and the Company's Board of Directors appointed Ernst & Young LLP effective June 27, 2001. The audit reports of KPMG on the Company's consolidated financial statements as of and for the years ended December 31, 2000 and 1999 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    The Company's Audit Committee recommended the selection of accountants in June 20001.

    In connection with its audits for the two years ended December 31, 2000 and 1999 and the subsequent interim period through June 26, 2001, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the financial statements for such years.

    During the two most recent fiscal years and through June 27, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) except as described below:

      In a letter dated April 17, 2001, KPMG informed the Company that KPMG believed a reportable condition existed primarily with respect to errors in fee schedules at certain practices and maintenance of such fee schedules. KPMG noted that the Company began conversion of over 125 dental practices beginning in late 1999 to a new revenue and receivable software system (the "System Software"). KPMG stated that the Company did not perform a post implementation review of the newly converted facilities due to a lack of personnel resources, lacked detective controls to monitor maintenance of fee schedules and needed to improve allocation of responsibilities and communication between the billing staff, information technology department and management. KPMG noted that it was their understanding that many of the fee schedule errors were the result of the use of wrong or outdated fee schedules, rather than the result of the implementation process. KPMG also noted that the ultimate responsibility for maintenance of fee schedules does not reside with a specific executive management authority. KPMG also suggested that the System Software be modified to allow distinguishing between bad debt and revenue adjustments. The Company believes that it has corrected the identified fee schedule errors and has properly accounted for contractual and bad debt adjustments. The Company has implemented procedures to provide for ongoing training of the practice personnel to correctly input fee schedules and to address the other areas of concern noted by KPMG. These conditions did not result in any disagreement or difference in opinion between the Company and KPMG.

    The Company has requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of such letter will be filed by amendment to Form 8-K filed by the Company with the

Securities and Exchange Commission on June 28, 2001. It is not expected that representatives of KPMG or Ernst & Young LLP will be present at the Annual Meeting.

The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Ernst & Young, LLP to serve as the Company's independent auditors for fiscal year 2001.

OTHER MATTERS

    The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

OWNERSHIP OF SECURITIES

    The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of June 15, 2001 for (i) all persons who are beneficial owners of five percent (5%) or more of the outstanding shares of the Company's Common Stock, (ii) each director of the Company and nominees, (iii) the Company's Chief Executive Officer and the four other most highly paid executive officers as of the fiscal year ended December 31, 2000 and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each person listed in the table is 222 North Sepulveda Boulevard, Suite 740, El Segundo, California 90245.

Name	Number of Shares (#)(1)	Percent (%)(2)
Michael T. Fiore(3)	725,876	1.75%
Dr. Steven R. Matzkin(4)	2,658,517	6.41%
L. Theodore Van Eerden(5)	218,361	*
Norman R. Huffaker(6)	110,480	*
Robert Finzi(7)	3,844,364	9.27%
Eric Green(8)	3,677,823	8.87%
Paul H. Keckley(9)	30,124	*
H. Wayne Posey(10)	60,486	*
Robert F. Raucci(11)	1,000,736	2.41%
Curtis Lee Smith, Jr.(12)	796,838	1.92%
Arthur E. Levine(13)	4,875,000	11.76%
C.B. Capital Investors, L.P.(14) 380 Madison Avenue 12 Floor New York, NY 10017 Attention: Eric Green	3,666,699	8.87%
Sprout Capital VII L.P. and certain related Entities(15) 3000 Sand Hill Road Bldg. 3, Suite 170 Menlo Park, CA 94025 Attention: Robert Finzi	3,843,240	9.27%
SRM Trust	2,553,677	6.16%
Levine Leichtman Capital Partners II, L.P.(16) 335 North Maple Drive, Suite 240 Beverly Hills, CA 90210	4,875,000	11.80%
All executive officers and directors as a group (10 persons)(17)	16,100,575	38.82%

*
Less than one percent (1%)

(1)
To the Company's knowledge, except as indicated in the footnotes to this table and subject to applicable community property laws, each of the persons named in this table has sole voting and investment power with respect to all shares of Common Stock indicated opposite such person's name.

(2)
Based on 41,469,910 shares of Common Stock outstanding at June 15, 2001. Shares of Common Stock subject to options, warrants and convertible notes and other purchase rights currently exercisable or convertible, or exercisable or convertible within 60 days of June 15, 2001 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not deemed outstanding for computing the percentage of any other person or entity.

(3)
Includes options to purchase 334,374 shares of Common Stock that are presently vested or will vest within 60 days of June 15, 2001.

(4)
Includes options to purchase 137,578 shares of Common Stock that are presently vested or will vest within 60 days of June 15, 2001. Pursuant to certain transactions (the "Mon Transactions") in which the Company sold certain assets and all of the capital stock of Dental Care Alliance ("DCA") to Mon Acquisition Corp. ("Mon"), Dr. Matzkin, along with certain other officers of DCA that are affiliated with Mon, agreed to transfer an aggregate of 963,265 shares of Common Stock to the Company. As of the date of this Proxy Statement, such transfer of shares has not yet been completed and thus, Dr. Matzkin's portion of such shares is included in the foregoing table. These transactions are described in more detail in the Company's Form 8-K filed with the Securities and Exchange Commission on June 18, 2001.

(5)
Includes options to purchase 215,486 shares of Common Stock that are presently vested or will vest within 60 days of June 15, 2001. Also includes a warrant to purchase 2,875 shares at $7.50 per share.

(6)
Includes options to purchase 100,733 shares of Common Stock that are presently vested or will vest within 60 days of June 15, 2001.

(7)
Includes 3,666,699 shares beneficially owned by Sprout Capital VII, L.P. and certain related entities, as described in footnote 15 below. Mr. Finzi, as a general partner of a general partner of entities within this group, may be deemed to share voting and dispositive power with respect to such shares. Mr. Finzi disclaims beneficial ownership of these shares. Includes options to purchase 1,124 shares of Common Stock that are presently vested.

(8)
Includes 3,843,240 shares beneficially owned by C.B. Capital Investors, L.P. Mr. Green, as an affiliate of C.B. Capital Investors, L.P., may be deemed to share voting and dispositive power with respect to such shares. Mr. Green disclaims beneficial ownership of these shares. Includes options to purchase 1,124 shares of Common Stock that are presently vested.

(9)
Consists of options to purchase 31,184 shares of Common Stock that are presently vested or will vest within 60 days of June 15, 2001.

(10)
Includes options to purchase 34,251 shares of Common Stock that are presently vested or will vest within 60 days of June 15, 2001.

(11)
Includes options to purchase 9,474 shares of Common Stock that are presently vested or will vest within 60 days of June 15, 2001. Includes 957,108 shares beneficially owned by Crescent International Holdings, Ltd.

(12)
Includes options to purchase 9,474 shares of Common Stock that are presently vested or will vest within 60 days of June 15, 2001.

(13)
Includes 2,750,000 shares of Common Stock and 2,125,000 shares of Common Stock issuable upon exercise of warrants at a price of $4.13 per share, beneficially owned by Levine Leichtman Capital Partners II, L.P. Levine Leichtman Capital Partners, Inc. is the general partner of Levine's Leichtman Capital Partners II, L.P. Mr. Levine, as an affiliate of Levine Leichtman Capital

  Partners, Inc., may be deemed to share voting and dispositive power with respect to such shares. Mr. Levine disclaims beneficial ownership of these shares.

(14)
Consists of 3,677,823 shares of Common Stock issuable upon conversion of convertible notes and preferred stock. The general partner of C.B. Capital Investors, L.P. is C.B. Capital Investors, Inc., a wholly-owned subsidiary of The Chase Manhattan Bank, which has voting and investment control over C.B. Capital Investors, L.P.

(15)
Includes 2,193,668 shares of Common Stock issuable upon conversion of convertible notes and preferred stock. DLJ Capital Corp. is the Managing General Partner of each of The Sprout CEO Fund, L.P., Sprout Grown II, L.P. and Sprout Capital VII, L.P. and has voting and investment control over the shares held by each of these three stockholders. DLJ Capital Corp. is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., which has voting and investment control over DLJ Capital Corp. DLJ LBO Plans Management Corporation is the manager of DLJ First ESC DLJ LBO Plans Management Corporation is an indirect wholly-owned subsidiary of DLJ, Inc., which has voting and investment control over DLJ LBO Plans Management Corporation.

(16)
Includes 2,750,000 shares of Common Stock and 2,125,000 shares of Common Stock issuable upon conversion of warrants at a price of $4.13 per share.

(17)
Includes 221,520 shares of Common Stock subject to repurchase by the Company. Also includes 220,511 shares subject to repurchase by the Company at a price of $0.225 per share, which repurchase rights lapse in May 2006. Also includes options to purchase 905,342 shares of Common Stock that are presently vested or will vest within 60 days of June 15, 2001 and 5,873,242 shares issuable upon conversion of convertible notes or preferred stock or upon exercise of warrants.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Company's executive compensation program has been administered by the Compensation Committee of the Board. The current members of the Compensation Committee are Messrs. Finzi, Posey and Raucci, each of whom is a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

General Compensation Philosophy

    The role of the Compensation Committee is to review and administer all compensation arrangements for executive officers of the Company, and to be responsible for administering the Company's stock plans. The Company's compensation philosophy for officers is to tie compensation to corporate performance and increases in stockholder value, while providing a total compensation package that is competitive and enables the Company to attract, motivate, reward and retain key executives and employees. The Compensation Committee currently uses salaries, bonuses and stock options to meet these goals.

Executive Compensation

    Base Salary.  Salaries for executive officers for 2000 were generally determined by the Board on an individual basis at the time of hiring. The majority of the Company's executives were hired prior to the active role of the Compensation Committee in compensation matters. For 2001, the Compensation Committee will review the base salaries of the executive officers by evaluating each executive's scope of responsibility, performance, prior experience and salary history, as well as the salaries for similar positions at comparable companies.

    Annual Incentive Awards.  During 2000, the Company had no formal bonus plan. Bonuses payable to executives were determined by negotiations between the particular executive and the Company.

    Long-Term Incentive Awards.  The Compensation Committee believes that equity-based compensation in the form of stock options links the interests of executives with the long-term interests of the Company's stockholders and encourages executives to remain in the Company's employ. The Board granted options in accordance with its 1999 Stock Incentive Plan and 2000 Key Executive Stock Incentive Plan. Grants are awarded under these plans based on a number of factors, including the individual's level of responsibility, the amount and term of options already held by the individual, the individual's contributions to the achievement of the Company's financial and strategic objectives, and industry practices and norms. The grants under the 2000 Key Executive Stock Incentive Plan are subject to Stockholder approval. Additionally, due to various factors occurring during 2000 that affected the Company's stock price and its executive officers' liquidity in the Company's Common Stock, and in an effort to induce key executive officers to continue their employment with the Company, the Compensation Committee believed that it was in the best interests of the Company to grant certain retention bonuses and loans to certain executive officers. These retention bonuses and loans contained provisions that would induce each such officer to continue his employment with the Company.

Chief Executive Officer Compensation

    Mr. Fiore's current base salary of $350,000 is paid pursuant to the terms of his amended employment agreement with the Company. Mr. Fiore also received a bonus of $75,000. During fiscal year 2000, Mr. Fiore was granted 500,000 options under the 1999 Stock Incentive Plan and 1,000,000 options under 2000 Key Executive Stock Incentive Plan. The exercise price for such options was $4.00 per share, with the options under the 1999 Stock Incentive Plan vesting over four years and the options under the 2000 Key Executive Stock Incentive Plan vesting on the earlier of specified stock price targets or seven years after the date of the grant. For 2001, the Compensation Committee will evaluate his compensation consistent with the factors described above for all executive officers. The grants under the 2000 Key Executive Stock Incentive Plan are subject to Stockholder approval of the 2000 key Executive Stock Incentive Plan. Additionally, in fiscal year 2000, Mr. Fiore received a loan from the Company in the amount of $5,000,000. The loan contained terms to induce Mr. Fiore to continue his employment with the Company and was secured by a pledge of the Company's Common Stock and options to acquire the Company's Common Stock owned by Mr. Fiore. The loan is full recourse until May 2002, at which time the only recourse will be with respect to the Company's Common Stock and options described above that are pledged as collateral.

Internal Revenue Code Section 162(m) Limitation

    Section 162(m) of the Code limits the tax deduction to $1 million for compensation paid to certain executives of public companies. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the Board committee that establishes such goals consists only of "outside directors." Additionally, stock options will qualify for the performance-based exception where, among other requirements, the exercise price of the option is not less than the fair market value of the stock on the date of grant, and the plan includes a per-executive limitation on the number of shares for which options may be granted during a specified period. All members of the Compensation Committee qualify as outside directors. The 2000 Key Executive Stock Incentive Plan is being submitted to the Company's stockholders for approval in order that grants made thereunder will meet the Section 162(m) requirements for "performance based" compensation and be exempt from the limitations on deductibility. Historically, the combined salary and bonus of each executive officer has been below the $1 million limit. The Compensation Committee's present intention is to grant future compensation that does not exceed the limitations of Section 162(m), although the Compensation Committee reserves the right to award compensation that does not comply with those limits on a case-by-case basis.

COMPENSATION COMMITTEE
Robert Finzi H. Wayne Posey Robert F. Raucci

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth the compensation earned by the Company's Chief Executive Officer and the four other highest-paid executive officers whose salary and bonus for fiscal 2000 was in excess of $100,000, for services rendered in all capacities to the Company and its subsidiaries for each of the last two fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for fiscal 2000 has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table collectively will be referred to as the "Named Executive Officers."

	Annual Compensation					Long-Term Compensation Securities Underlying Options (#)
Name and Principal Position				All Other Compensation
	Year	Salary	Bonus
		($)	($)	($)
	(1)			(2)		(3)
Michael T. Fiore Co-Chairman of the Board and Chief Executive Officer(4)	2000 1999	327,083 289,585	75,000 60,000	700,983 —	(9)	1,500,000 75,000
Steve R. Matzkin, D.D.S. Co-Chairman of the Board, President and Chief Dental Officer(5)	2000 1999	304,807 274,614	70,000 180,000	536,594 —	(10)	1,175,000 75,000
L. Theodore Van Eerden Executive Vice President and Chief Development Officer(6)	2000 1999	182,917 155,000	60,000 55,000	28,612 —	(11)	275,000 10,000
Grant M. Sadler Senior Vice President/Development and Co-Founder(7)	2000 1999	178,333 175,000	40,000 30,000	— —		125,000 25,000
Norman R. Huffaker Chief Financial Officer(8)	2000 1999	148,125 140,000	32,500 28,500	— —		150,000 10,000

(1)
The Company did not commence operations until March 13, 1999, the effective date of a merger pursuant to which Gentle Dental Service Corporation and Dental Care Alliance, Inc. each became a wholly-owned subsidiary of the Company.

(2)
The aggregate amount of perquisites and other personal benefits provided to such Named Executive Officer is less than 10% of total salary and bonus of such officer.

(3)
Includes the converted number of underlying options granted pursuant to the Gentle Dental Service Corporation and Dental Care Alliance, Inc. merger effective March 13, 1999.

(4)
Mr. Fiore's current annual base salary for fiscal year 2000 is $350,000.

(5)
Dr. Matzkin's annual base salary for fiscal year 2000 was $330,000. Dr. Matzkin resigned as President and Chief Dental Officer in May, 2001.

(6)
Mr. Van Eerden's current base salary for fiscal year 2000 is $200,000.

(7)
Mr. Sadler's current annual base salary for fiscal year 2000 is $180,000. At December 31, 2000, Mr. Sadler held 36,465 shares of unvested restricted stock. Mr. Sadler also held 220,510 shares of Common Stock subject to repurchase, as certain performance targets were not achieved through

  December 31, 1998. At December 31, 2000, based upon closing market price, the value of these shares was $275,638.

(8)
Mr. Huffaker's current annual base salary for fiscal year 2000 is $155,000.

(9)
Includes $621,300 amortized by the Company in connection with Mr. Fiore's retention loan. The difference in amount of the note and the value of the collateral at the date of the loan is being amortized over the life of the note, representing stock compensation expense. This amount also includes $52,977 amortized by the Company in connection with the forgiveness of a $150,000 loan to Mr. Fiore by the Company due in May 2002 and $26,706 amortized by the Company in connection with the Company's waiver of its right to repurchase certain shares of Common Stock owned by Mr. Fiore.

(10)
Amount amortized by the Company attributable to Dr. Matzkin's retention loan granted by the Company in 2000. The difference in amount of the note and the value of the collateral at the date of the loan is being amortized over the life of the note, representing stock compensation expense.

(11)
Amount amortized by the Company attributable to Mr. Sadler's retention loan granted by the Company in 2000. The difference in amount of the note and the value of the collateral at the date of the loan is being amortized over the life of the note, representing stock compensation expense.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table contains information concerning the stock options granted to the Named Executive Officers during the 2000 fiscal year. All the grants were made under the Company's 1999 Stock Incentive Plan and 2000 Key Executive Stock Incentive Plan. The options granted under the 2000 Key Executive Stock Incentive Plan remain subject to stockholder approval of that plan. No stock appreciation rights were granted to the Named Officers during fiscal year 2000.

	Individual Grants
	Number of Securities Underlying Options Granted (#)					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
			% Total Options Granted to Employees in Fiscal Year(1)
				Exercise of Base Price ($/sh)
Name					Expiration Date
						5%	10%
Michael T. Fiore	1,500,000	(3)	24.6%	4.00	5-8-2010	9,773,368	15,562,455
Steven R. Matzkin, D.D.S	1,175,000	(4)	19.3%	4.00	5-23-2010	7,521,828	11,977,254
L. Theodore Van Eerden	300,000	(5)	4.5%	3.93	5-23-2010	1,760,428	2,803,187
Grant M. Sadler	125,000	(6)	2.1%	3.93	5-23-2010	800,194	1,274,176
Norman R. Huffaker	150,000	(7)	2.5%	3.93	5-23-2010	960,233	1,529,011

(1)
Based on an aggregate of 3,205,000 options granted to directors and employees of the Company in fiscal year 2000, including the Named Executive Officers.

(2)
The potential realizable value is calculated based on the term of the option at its time of grant and assumes a fair market value equal to the exercise price per share on the date of grant. It is calculated by assuming that the stock price appreciates at the indicated annual rate compounded annually for the entire term of the option (ten years) and that the option is exercised and sold on the last day of its term for the appreciated stock price. No gain to the option holder is possible unless the stock price increases over the option term.

(3)
500,000 of the options were granted pursuant to the 1999 Stock Incentive Plan and vest at a rate of 25% after one year of service to the Company or one of its subsidiaries and then monthly in equal installments for the 36-month period following the first year of service. 1,000,000 of the options were granted pursuant to the 2000 Key Executive Stock Incentive Plan and shall vest in full on the earlier of (i) seven years after the date of grant or (ii) at the time the closing price on Nasdaq of the Company's Common Stock equals or exceeds $10.00 per share for ten out of twenty consecutive trading days. The 2000 Key Executive Stock Incentive Plan and the options granted thereunder are subject to stockholder approval of the 2000 Key Executive Stock Incentive Plan.

(4)
175,000 of the options were granted pursuant to the 1999 Stock Incentive Plan and vest at a rate of 25% after one year of service to the Company or one of its subsidiaries and then monthly in equal installments for the 36-month period following the first year of service. 1,000,000 of the options were granted pursuant to the 2000 Key Executive Stock Incentive Plan and shall vest in full on the earlier of (i) seven years after the date of grant or (ii) at the time the closing price on Nasdaq of the Company's Common Stock equals or exceeds $10.00 per share for ten out of twenty consecutive trading days. The 2000 Key Executive Stock Incentive Plan and the options granted thereunder are subject to stockholder approval of the 2000 Key Executive Stock Incentive Plan. Pursuant to the Mon Transaction, Dr. Matzkin agreed to cancel 500,000 of the 1,000,000 options granted under the 200 Key Executive Stock Incentive Plan.

(5)
200,000 of the options were granted pursuant to the 1999 Stock Incentive Plan and vest at a rate of 25% after one year of service to the Company or one of its subsidiaries and then monthly in equal installments for the 36-month period following the first year of service. 100,000 of the options were granted pursuant to the 2000 Key Executive Stock Incentive Plan and shall vest in full on the earlier of (i) seven years after the date of grant or (ii) at the time the closing price on Nasdaq of the Company's Common Stock equals or exceeds $10.00 per share for ten out of twenty consecutive trading days. The 2000 Key Executive Stock Incentive Plan and the options granted thereunder are subject to stockholder approval of the 2000 Key Executive Stock Incentive Plan.

(6)
50,000 of the options were granted pursuant to the 1999 Stock Incentive Plan and vest at a rate of 25% after one year of service to the Company or one of its subsidiaries and then monthly in equal installments for the 36-month period following the first year of service. 75,000 of the options were granted pursuant to the 2000 Key Executive Stock Incentive Plan and shall vest in full on the earlier of (i) seven years after the date of grant or (ii) at the time the closing price on Nasdaq of the Company's Common Stock equals or exceeds $10.00 per share for ten out of twenty consecutive trading days. The 2000 Key Executive Stock Incentive Plan and the options granted thereunder are subject to stockholder approval of the 2000 Key Executive Stock Incentive Plan.

(7)
75,000 of the options were granted pursuant to the 1999 Stock Incentive Plan and vest at a rate of 25% after one year of service to the Company or one of its subsidiaries and then monthly in equal installments for the 36-month period following the first year of service. 75,000 of the options were granted pursuant to the 2000 Key Executive Stock Incentive Plan and shall vest in full on the earlier of (i) seven years after the date of grant or (ii) at the time the closing price on Nasdaq of the Company's Common Stock equals or exceeds $10.00 per share for ten out of twenty consecutive trading days. The 2000 Key Executive Stock Incentive Plan and the options granted thereunder are subject to stockholder approval of the 2000 Key Executive Stock Incentive Plan.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR END VALUES

    None of the Named Executive Officers exercised an option during fiscal year 2000. The table below sets forth information with respect to such option exercise and the unexercised options held by the Named Executive Officers as of the end of fiscal year 2000. No stock appreciation rights were exercised during such fiscal year and no stock appreciation rights were outstanding at the end of such fiscal year.

			Number of Securities Underlying Unexercised Options at Fiscal Year End (#)(1)
					Value Of Unexercised "In-the-Money" Options At Fiscal Year End ($)(1)(2)
	Shares acquired on exercise (#)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael T. Fiore	—	—	334,374	1,340,626	—	—
Steven R. Matzkin, D.D.S.	—	—	137,578	1,125,782	—	—
L. Theodore Van Eerden	—	—	215,486	220,514	—	—
Grant M. Sadler	—	—	37,499	112,501	—	—
Norman R. Huffaker	—	—	94,834	140,420	—	—

(1)
Options are "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the option. Options are "out-of-the-money" if the exercise price of the option exceeds the fair market value of the underlying securities.

(2)
Calculated by determining the difference between the fair market value of the securities underlying the in-the-money options at December 31, 2000 (based on the closing price of $0.40 for the Company's common stock on Nasdaq for June 15, 2001) and the exercise price of the options.

EMPLOYMENT AGREEMENTS

    The Company entered into employment agreements, effective as of March 11, 1999, with each of Michael T. Fiore, Steven R. Matzkin, D.D.S. and L. Theodore Van Eerden. Pursuant to their respective employment agreements, Mr. Fiore serves as the Company's Co-Chairman and Chief Executive Officer; Dr. Matzkin served as the Co-Chairman, President and Chief Dental Officer until May 2001 and Mr. Van Eerden serves as the Company's Chief Development Officer, Executive Vice President and Secretary. The agreements set the base salary for Messrs. Fiore, Matzkin and Van Eerden and describe their respective duties and benefits as employees, including the right to participate in any executive bonus plan. The Company may raise the base salary of each from time to time in its discretion. The agreements with Messrs. Fiore and Matzkin have a three-year term and the agreement with Mr. Van Eerden is "at will" in that either party may terminate the employment relationship at any time for any reason, with or without cause, subject to the severance provisions described below. Dr. Matzkin resigned as an employee of the Company on May 31, 2001, in connection with the stock purchase of Dental Care Alliance, Inc. and certain other assets of the Company (the "Mon Transactions") by Mon Acquisition Corp. Dr. Matzkin remains a director of the Company and has agreed to act in an ongoing capacity as a part-time consultant to the Company. Dr. Matzkin receives no fee for the consulting services, but as a consultant options previously granted to Dr. Matzkin will continue to vest and remain exercisable in accordance with their terms. A more detailed description of the Mon Transactions is available in our Form 8-K filed with Securities and Exchange Commission on June 18, 2001.

    Each of these employment agreements provide that if the employee is terminated by the Company for any reason other than "cause" or by the employee for "good reason," as such terms are described in the employment agreements, and so long as the employee abides by the nonsolication, noncompetition and confidentiality provision in the employment agreement, the employee is entitled to receive certain severance payments. Mr. Fiore is entitled to receive severance payments in an amount equal to his base salary in effect at the time of his termination for 36 months following the termination, payable in equal bi-monthly installments. Dr. Matzkin's employment agreement contains a similar provision but his 36 months' severance is payable in one lump sum at the time of termination. The employment agreement with Mr. Van Eerden also contains a similar severance provision, pursuant to which Mr. Van Eerden is entitled to receive 12 equal monthly payments in an aggregate amount equal to 12 months' base salary.

    The employment agreements also provide that in the event of (i) termination of the employee's employment by the Company without "cause" or by the employee for "good reason," (ii) termination of the employee's employment due to death or physical disability or (iii) a "change in control" (as described in the employment agreements), all of the Common Stock subject to outstanding options or shares subject to any restrictions held by the employee will be fully vested as of the date of such event and will become eligible for the benefits of any then existing agreement between the Company and the employee providing for the registration of the Company's capital stock under the Securities Act of 1933, as amended.

    On May 16, 2000, the Company entered into an amendment to Mr. Fiore's employment agreement, which, among other things, increased Mr. Fiore's base salary to $350,000, waived the requirement that Mr. Fiore voluntarily forfeit stock options to purchase 175,000 shares and waived the Company's right to repurchase 33,382 shares of common stock owned by Mr. Fiore. The amendment also provided for the grant of additional options, the forgiveness by the Company, in May 2002, of a promissory note executed by Mr. Fiore in the amount of $150,000 and the granting of the loans described in "Certain Relationships and Related Transactions".

    In March 1999, the Company assumed the rights and obligations of Gentle Dental Service Corporation, its wholly-owned subsidiary, under the employment letter, dated as of November 7, 1996, that sets forth the basic terms and conditions of employment of Norman R. Huffaker, the Company's Chief Financial Officer. Mr. Huffaker is entitled to continuation of his base salary for nine months if his employment is terminated by the Company without "cause" or if he voluntarily terminates his employment for "good reason."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In fiscal year 2000, Messrs. Fiore, Matzkin and Sadler executed interest-bearing secured promissory notes payable to the Gentle Dental Management, Inc. in the amounts of $5,000,000, $5,000,000 and $400,000, respectively. The notes represent amounts advanced to the officers to induce such officers to continue their employment with Company. The notes are due in full at various dates in May and June 2004, payable in cash or by delivery of common stock and/or options with varying minimum per share values. The notes executed by Mr. Fiore bear interest at the rate of 6.4%, compounded annually and the notes executed by Messrs. Matzkin and Sadler bear interest at the rate of 10.2%, compounded annually. Messrs. Fiore, Matzkin, and Sadler pledged 333,000, 830,237 and 175,031 shares of the Company's common Stock, respectively, and Mr. Fiore pledged all granted but unexercised options as of such date under pledge and security agreements executed in connection with the notes to secure the respective officer's performance of his obligations under the notes. The notes are full recourse until May 2002 and June 2002, at which time the only recourse will be with respect to the common stock and options described above that are pledged as collateral. At the time the notes and pledge and security agreements were entered into between the Company and the above-named officers, the per share trading price of the Company's Common Stock ranged from $3.37 to $4.06. Dr. Matzkin's note, collateral and related agreements were transferred to Mon Acquisition Corp. as part of the Mon Transactions.

    On April 1, 1997, Mr. Fiore was granted stock options by GMS Dental Group, Inc. exercisable for 750,000 shares of GMS Dental Group, Inc. common stock at an aggregate exercise price of $150,000. On the same date, Mr. Fiore exercised the option for all such shares. The exercise price was paid in the form of a secured promissory note in the principal amount of $150,000, which bears annual interest at the rate of 6.84% compounded annually. All unpaid principal and accrued interest is subject to forgiveness in May 2002, as outlined by certain provisions of Mr. Fiore's amended employment agreement as discussed in "Employment Agreements" above.

    In 1993, Dr. Matzkin sold four dental practices in Michigan to Dr. David Ross Johnson, a dental director, for a $237,000 note under which payments commenced in May 1997. In connection with that sale Profit Dental Management, Inc., a corporation controlled by Dr. Matzkin, agreed to provide consulting services to these practices for $18,000 per month until May 1997 and $15,000 per month thereafter through May 2005. In July 1997, Dental Care Alliance, Inc. ("Dental Care Alliance"), a wholly-owned subsidiary of the Company purchased the right to mange these practices for $846,000 and entered into a global management agreement pursuant to which it will provide management services to these practices until 2005. Dental Care Alliance subcontracted the day-to-day management services to an affiliate of Dr. Johnson, but retains most other management functions for which it retains 20% of net profits of these practices, after certain adjustments, and Dr. Johnson's affiliate is paid 80% of such net profits. Dental Care Alliance also receives $800 per month from each practice as a licensing fee.

    Certain of the managed dental centers lease their office facilities from entities controlled by Dr. Matzkin. Such leases terminate at various times between 2001 and 2004. Managed dental centers and Dental Care Alliance paid rent pursuant to the leases in the aggregate amount of $350,900 for the period from January 1, 1998 through March 1, 2001. Dr. Matzkin also owns certain dental laboratories that perform laboratory services for the managed dental centers, primarily relating to the making of prostheses. The amount paid from January 1, 1998 through March 1, 2001 was $226,650. Dr. Matzkin owns 33.3% of the capital stock of Equipment Management Services, an equipment leasing company. Certain managed dental centers have entered into capitalized equipment leases with Equipment Management Services. Amounts paid by such managed dental centers to Equipment Management Services pursuant to such leases aggregated approximately $83,600 for the period from January 1, 1998 through March 1, 2001. Dental Care Alliance believes that such arrangements are no less favorable to such managed dental centers than could have been obtained in arms-length transactions with unrelated third parties. In addition, Dr. Matzkin has personally guaranteed an aggregate of approximately $1.0 million of indebtedness of certain of the managed dental centers.

    On June 15, 2000, the Company completed a $36,500,000 private financing with Levine Leichtman Capital Partners II, L.P. through the sale of 2,750,000 shares of the Company's Common Stock, warrants to purchase 2,125,000 shares of the Company's Common Stock, as well as the sale of senior subordinated notes in the amounts of $25,500,000. In connection with the transaction, Arthur Levine, President of Levine Leichtman Capital Partners, Inc., a California corporation, which is the general partner of Levine Leichtman Capital Partners II, L.P., was given a seat on the Company's Board. On March 28, 2001, Mr. Levine resigned as a member of the Company's Board.

AUDIT COMMITTEE REPORT

    The Audit Committee issues the following report for inclusion in the Company's Proxy Statement in connection with the Company's Annual Meeting.

1.
The Audit Committee has reviewed and discussed the audited financial statements for the year ending December 31, 2000, with management of the Company and with the Company's independent auditors, KPMG LLP.

2.
The Audit Committee has discussed those matters required by Statement on Auditing Standards 61 with KPMG LLP.

3.
The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, and has discussed with the independent auditors the auditor's independence from the Company and its management (including whether the independent auditor's provision of information technology services, if any, and other non-audit services to the Company is compatible with the auditor's independence).

4.
After the discussions referenced in paragraphs 1 through 3 above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ending December 31, 2000 be included or incorporated by reference in the Annual Report on Form 10-K for that fiscal year for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Robert Finzi Eric Green Paul H. Keckley

AUDIT FEES

    KPMG LLP fees for its annual consolidated audit, annual statutory audits, annual benefit plan audits and review of financial statements including the Company's Quarterly Form 10-Q for 2000 were $372,000.

ALL OTHER FEES

    KPMG LLP fees for services unrelated to the annual audits and quarterly reviews for 2000 were $158,000.

COMPARISON OF STOCKHOLDER RETURN

    The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment dividends) of the Company's Common Stock with the cumulative total returns of the Nasdaq Composite Index and peer issuers in the temporary staffing industry.(1) The graph covers the period from March 13, 1999, the date of the Company's initial public offering, through the last trading day of fiscal 2000.

INDEXED RETURNS

		Quarters Ending
Company Name/Index	Base Period 12 Mar 99
		Mar 99	Jun 99	Sep 99	Dec 99	Mar 00	Jun 00	Sep 00	Dec 00
INTERDENT INC	100	110.00	146.25	167.50	161.25	102.50	71.25	93.75	25.00
NASDAQ US INDEX	100	103.56	113.28	116.10	171.60	192.61	167.48	154.12	103.16
PEER GROUP	100	104.14	121.65	102.36	69.38	78.45	74.27	58.16	42.34

PEER GROUP COMPANIES
AMERICAN DENTAL PARTNERS INC.
CASTLE DENTAL CENTERS INC.
E-DENTIST.COM INC.
MONARCH DENTAL CORP.

    The graph assumes that $100 was invested on March 13, 1999 in the Company's common stock and in each index and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

    The Company's stock was first traded publicly on March 13, 1999. The graph depicts cumulative returns calculated on an annual basis on $100 invested in InterDent Common Stock, the Nasdaq Composite Index and a Peer Group Index consisting of American Dental Partners, Inc., Apple Orthodontix, Inc., Castle Dental Centers, Inc., E-Dentist.com, Inc., Monarch Dental Corp., and Orthodontic Centers of America.

(1)
Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

    Based solely on the Company's review of such forms and amendments thereto furnished to the Company and written representations from certain reporting persons, the Company believes that all executive officers, directors and greater than 10% stockholders complied with all filing requirements applicable to them with respect to transactions during fiscal year 2000.

ANNUAL REPORT ON FORM 10-K

    A copy of the Company's Annual Report on Form 10-K, as amended, filed with the Securities and Exchange Commission on May 1, 2001 for fiscal 2000 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the company's 2002 annual meeting must be received no later than March 19, 2001, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

Dated: June , 2001
THE BOARD OF DIRECTORS OF INTERDENT, INC.

Annex A

Audit Committee
Charter

A–1

Charter of the Audit Committee of the Board of Directors

I.  Audit Committee Purpose

    The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditing department.

  •
  Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

    The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

    Audit Committee members shall meet the requirements of the NASD Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

    Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

    The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III.  Audit Committee Responsibilities and Duties

  Review Procedures

  1.
  Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

A–2

  2.
  Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

  3.
  In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

  4.
  Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

  5.
  The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

  6.
  Approve the fees and other significant compensation to be paid to the independent auditors.

  7.
  On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

  8.
  Review the independent auditors audit plan—discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

  9.
  Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

  10.
  Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Internal Audit Department and Legal Compliance

  11.
  Review the budget, plan, changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

  12.
  Review the appointment, performance, and replacement of the senior internal audit executive.

  13.
  Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

  14.
  On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

A–3

  Other Audit Committee Responsibilities

  15.
  Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

  16.
  Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

  17.
  Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

  Other Charter Provisions

  18.
  Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

  19.
  Periodically perform self-assessment of audit committee performance.

  20.
  Review financial and accounting personnel succession planning within the company.

  21.
  Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

A–4

Annual Audit Committee Meeting Agenda

    The Audit Committee has established a quarterly recommended meeting agenda, which coincides with the four regularly scheduled Board of Directors meetings. The following topics shall be covered in each Audit Committee meetings as outlined below. The timing of covered topics is subject to change.

Scheduled Meetings
Charter step
	February	May	August	November
I. Audit Committee Purpose
Conduct special investigations	*	*	*	*
II. Audit Committee Composition and Meetings
Assess independence and financial literacy of audit committee			X
Establish number of meetings			X
Audit Committee Chair to establish meeting agenda	X	X	X	X
Enhance financial literacy—update on current financial events	X	X	X	X
Audit Committee Chair to establish, as needed, executive session with auditors, management, and Audit Committee Members	X	X	X	X
III. Audit Committee Responsibilities and Duties
1. Review charter, publish in proxy	XX	XX
2. Review annual financial statements—discuss with mgmt, auditors	XX	XX
3. Consider internal controls and financial risks		X
4. Review quarterly results and findings	X	X	X	X
5. Recommend appointment of auditors		X
6. Approve audit fees			X
7. Discuss auditor independence		X
8. Review auditor plan			X
9. Discuss year-end results, SAS 61 report		X
10. Discuss quality of accounting principles	*	X	*	*
11. Review internal audit plan			X
12. Review appointment, performance of internal audit executive			X
13. Review significant internal audit reports	*	*	*	*
14. Review legal matters with counsel	X
15. Prepare report to shareholders		X
16. Perform other activities as appropriate	*	*	*	*
17. Maintain minutes and report to Board	X	X	X	X
18. Review Code of Conduct			X
19. Perform self-assessment of audit committee performance				X
20. Review financial personnel succession planning				X
21. Review director and officer expenses and related party transactions		X

X = Recommended timing, XX = Timing as needed for filing requirements, * = Applicability as needed

A–5

Annex B

INTERDENT, INC.

2000 KEY EXECUTIVE STOCK INCENTIVE PLAN

    1.  Purposes of the Plan.  The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business.

    2.  Definitions.  As used herein, the following definitions shall apply:

      (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

      (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

      (c) "Applicable Laws" means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

      (d) "Assumed" means for the purposes of terminating the Award (in the case of a Corporate Transaction) and the termination of the Continuous Service of the Grantee (in the case of a Related Entity Disposition) (i) pursuant to a Corporate Transaction or Related Entity Disposition, as applicable, that the Award is replaced with a comparable Award with respect to shares of capital stock of the successor entity or its parent in connection with the Corporate Transaction or Related Entity Disposition or (ii) pursuant to a Corporate Transaction defined in Section 2(q)(iv) or 2(q)(v), that the Award is affirmed by the Company. In addition for purposes of accelerating the vesting and release of restrictions applicable to Awards, "Assumed" also means that pursuant to a Corporate Transaction or Related Entity Disposition the Award is replaced with a cash incentive program of the successor entity or Parent thereof which preserves the compensation element of such Award existing at the time of the Corporate Transaction or Related Entity Disposition and provides for subsequent payout in accordance with the same vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

      (e) "Award" means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Performance Unit, Performance Share, or other right or benefit under the Plan.

      (f)  "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

      (g) "Board" means the Board of Directors of the Company.

      (h) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee's: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime

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  involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee's Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company's or such Related Entity's intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company's or such Related Entity's satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

      (i)  "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

         (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

        (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

      (j)  "Code" means the Internal Revenue Code of 1986, as amended.

      (k) "Committee" means any committee appointed by the Board to administer the Plan.

      (l)  "Common Stock" means the common stock of the Company.

      (m) "Company" means InterDent, Inc., a Delaware corporation.

      (n) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

      (o) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

      (p) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds ninety (90) days, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such ninety (90) day period.

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      (q) "Corporate Transaction" means any of the following transactions:

         (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

        (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations);

        (iii) approval by the Company's shareholders of any plan or proposal for the complete liquidation or dissolution of the Company;

        (iv) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

        (v) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

      (r) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

      (s) "Director" means a member of the Board or the board of directors of any Related Entity.

      (t)  "Disability" means a Grantee would qualify for benefit payments under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is permanently unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

      (u) "Dividend Equivalent Right" means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

      (v) "Employee" means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

      (w) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (x) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

         (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a

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    Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

        (ii) In the absence of an established market for the Common Stock of the type described in (i), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

      (y) "Grantee" means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

      (z) "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Grantee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent (50%) of the voting interests.

      (aa) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

      (bb) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

      (cc) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      (dd) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

      (ee) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

      (ff) "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

      (gg) "Performance Shares" means Shares or an Award denominated in Shares which may be earned in whole or in part upon attainment of performance criteria established by the Administrator.

      (hh) "Performance Units" means an Award which may be earned in whole or in part upon attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

      (ii) "Plan" means this 2000 Key Executive Stock Incentive Plan.

      (jj) "Related Entity" means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

      (kk) "Related Entity Disposition" means the sale, distribution or other disposition by the Company, a Parent or a Subsidiary of all or substantially all of the interests of the Company, a Parent or a Subsidiary in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that

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  Related Entity, other than any Related Entity Disposition to the Company, a Parent or a Subsidiary.

      (ll) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

      (mm) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

      (nn) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

      (oo) "Share" means a share of the Common Stock.

      (pp) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

    3.  Stock Subject to the Plan.

      (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is three million (3,000,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

      (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

    4.  Administration of the Plan.

      (a) Plan Administrator.

         (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

        (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

        (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based

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    Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

        (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

      (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

         (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

        (ii) to determine whether and to what extent Awards are granted hereunder;

        (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

        (iv) to approve forms of Award Agreements for use under the Plan;

        (v) to determine the terms and conditions of any Award granted hereunder;

        (vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent;

       (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

       (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

        (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

    5.  Eligibility.  Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

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    6.  Terms and Conditions of Awards.

      (a)  Type of Awards.  The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Dividend Equivalent Rights, Performance Units or Performance Shares, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

      (b)  Designation of Award.  Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

      (c)  Conditions of Award.  Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total stockholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

      (d)  Acquisitions and Other Transactions.  The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

      (e)  Deferral of Award Payment.  The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

      (f)  Award Exchange Programs.  The Administrator may establish one or more programs under the Plan to permit selected Grantees to exchange an Award under the Plan for one or more

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  other types of Awards under the Plan on such terms and conditions as determined by the Administrator from time to time.

      (g)  Separate Programs.  The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

      (h)  Individual Option and SAR Limit.  The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be one million five hundred thousand (1,500,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

      (i)  Early Exercise.  The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

      (j)  Term of Award.  The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

      (k)  Transferability of Awards.  Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee's Incentive Stock Option in the event of the Grantee's death on a beneficiary designation form provided by the Administrator. Other Awards may be transferred by gift or through a domestic relations order to members of the Grantee's Immediate Family to the extent provided in the Award Agreement or in the manner and to the extent determined by the Administrator.

      (l)  Time of Granting Awards.  The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

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    7.  Award Exercise or Purchase Price, Consideration and Taxes.

      (a)  Exercise or Purchase Price.  The exercise or purchase price, if any, for an Award shall be as follows:

         (i) In the case of an Incentive Stock Option:

          (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

          (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

        (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

        (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

        (iv) In the case of other Awards, such price as is determined by the Administrator.

        (v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

      (b)  Consideration.  Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

         (i) cash;

        (ii) check;

        (iii) delivery of Grantee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

        (iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised (but only to the extent that such exercise of the Award would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

        (v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares

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    and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

        (vi) any combination of the foregoing methods of payment.

      (c)  Taxes.  No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

    8.  Exercise of Award.

      (a)  Procedure for Exercise; Rights as a Stockholder.

         (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

        (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

      (b)  Exercise of Award Following Termination of Continuous Service.

         (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

        (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

        (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

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    9.  Conditions Upon Issuance of Shares.

      (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

    10.  Adjustments Upon Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar event affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

    11.  Corporate Transactions/Changes in Control/Related Entity Dispositions.

      (a)  Corporate Transaction.  Except as provided otherwise in an individual Award Agreement, in the event of a Corporate Transaction, for the portion of each Award that is not Assumed, such portion of the Award shall automatically become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Corporate Transaction.

      (b)  Change in Control.  Except as provided otherwise in an individual Award Agreement, in the event of a Change in Control (other than a Change in Control which also is a Corporate Transaction), each Award which is at the time outstanding under the Plan automatically shall become fully vested and exercisable and be released from any restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control, for all of the Shares at the time represented by such Award.

      (c)  Related Entity Disposition.  Except as provided otherwise in an individual Award Agreement, effective upon the consummation of a Related Entity Disposition, for the portion of each Award of a Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition that is not Assumed, such portion of the Award of such Grantee automatically shall become fully vested and exercisable and be released from any

B–11

  restrictions on transfer (other than transfer restrictions applicable to Options) and repurchase or forfeiture rights for all of the Shares at the time represented by such portion of the Award, immediately prior to the specified effective date of such Related Entity Disposition.

    12.  Effective Date and Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

    13.  Amendment, Suspension or Termination of the Plan.

      (a) The Board may at any time amend, suspend or terminate the Plan.To the extent necessary to comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

      (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

      (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

    14.  Reservation of Shares.

      (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    15.  No Effect on Terms of Employment/Consulting Relationship.  The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the Company's right to terminate the Grantee's Continuous Service at any time, with or without cause.

    16.  No Effect on Retirement and Other Benefit Plans.  Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

    17.  Stockholder Approval.  The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

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Annex C

CERTIFICATE OF AMENDMENT
TO
CORRECTED CERTIFICATE OF INCORPORATION
OF
INTERDENT, INC.

    InterDent, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

    FIRST:  That at a meeting of the Board of Directors of InterDent, Inc. resolutions were duly adopted setting forth a proposed amendment of the Corrected Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that the proposed amendment be considered at the next annual meeting of the stockholders of said corporation. The resolution setting forth the proposed amendment is as follows:

      RESOLVED, that Article IV of the Corporation's Corrected Certificate of Incorporation (the "Certificate of Incorporation") is hereby amended by adding to the end of Article IV the following:

      "Simultaneously with the effective date of this Certificate of Amendment (the "Effective Date"), all shares of Common Stock of the Corporation that are either issued or outstanding or held as treasury shares (collectively "Existing Common Stock") shall be and hereby are automatically combined and reclassified as follows: each six (6) shares of Existing Common Stock shall be combined and reclassified (the "Reverse Split") as one (1) share of issued and outstanding Common Stock ("New Common Stock"), provided that there shall be no fractional shares of New Common Stock. In the case of any holder of fewer than six (6) Shares of Existing Common Stock or any number of shares of Existing Common Stock which, when divided by six (6), does not result in a whole number (a "Fractional Share Holder"), the fractional share interest of New Common Stock held by such Fractional Share Holder as a result of the Reverse Split shall be cancelled and such Fractional Share Holder shall be entitled to receive an amount in cash equal to the product of (i) the fractional share which such Fractional Share Holder would otherwise be entitled to, multiplied by (ii) the average of the last sales price per share of the Existing Common Stock on the five trading days immediately prior to the Effective Date, or if no such sales take place on such days, the average of the closing bid and asked prices thereof for such days, in each case as officially reported on the Nasdaq National Market. No interest shall be payable on such cash amount.

      The Corporation shall, through its transfer agent, provide certificates representing New Common Stock to holders of Existing Common Stock in exchange for certificates representing Existing Common Stock. From and after the Effective Date, certificates representing shares of Existing Common Stock are hereby cancelled and shall represent only the right of the holders thereof to receive New Common Stock.

      From and after the Effective Date, the term "New Common Stock' as used in this Article IV shall mean Common Stock as provided in the Certificate of Incorporation."

    SECOND:  That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute was voted in favor of the amendment.

C–1

    THIRD:  That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, InterDent, Inc. has caused this certificate to be signed by Michael T. Fiore, its Chief Executive Officer, this   day of            , 2001.

INTERDENT, INC.
By:
Name: Michael T. Fiore
Title: Chief Executive Officer

C–2

El Segundo, California
July 17, 2001

PROXY

INTERDENT, INC.
222 NORTH SEPULVEDA BOULEVARD, SUITE 740, CALIFORNIA 90245

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS OF
INTERDENT, INC. TO BE HELD ON AUGUST 7, 2001.

    The undersigned hereby appoints Michael T. Fiore and Norman R. Huffaker each with full power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of InterDent, Inc. (the "Company") to be held at the Company's offices, 222 North Sepulveda Boulevard, Suite 740, El Segundo, California 90245, on August 7, 2001, at 9:00 a.m. local time, and at any and all adjournments thereof, and to vote all Series D Preferred Stock and Common Stock of the Company, as designated on the reverse side of this proxy card, with all the powers the undersigned would possess if personally present at the meeting.

/x/	Please mark your votes as in this example

    THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SPECIFIED. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR APPROVAL OF PROPOSALS 2, 3, 4 AND 5. THIS PROXY CONFERS AUTHORITY FOR THE PERSONS NAMED ON THE REVERSE SIDE, OR ANY ONE OF THEM, TO VOTE IN HIS DISCRETION WITH RESPECT TO ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.	ELECTION OF DIRECTORS: Nominees: Robert Finzi, H. Wayne Posey and Robert F. Raucci as Class II directors of the Company.
	/ /	FOR	WITHHELD
	For all nominees except as noted above	/ /	/ /
2.	Approval of amendment of 1999 Stock Incentive Plan.	FOR	AGAINST	ABSTAIN
		/ /	/ /	/ /
3.	Approval of 2000 Key Executive Stock Incentive Plan.	FOR	AGAINST	ABSTAIN
		/ /	/ /	/ /
4.	Approval of the one for six Reverse Stock Split.	FOR	AGAINST	ABSTAIN
		/ /	/ /	/ /
5.	Ratification of Selection of Ernst & Young LLP as the	FOR	AGAINST	ABSTAIN
	Company's independent auditors for fiscal year 2001.	/ /	/ /	/ /

See reverse side.        (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)        See reverse side.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FOR THE 2001 ANNUAL MEETING.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT RIGHT    / /

NOTE: Please sign exactly as name(s) appear(s). When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.

Signature:	Date:

Signature:	Date:

QuickLinks

INTERDENT, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MATTERS TO BE CONSIDERED AT ANNUAL MEETING PROPOSAL ONE ELECTION OF CLASS II DIRECTORS
PROPOSAL TWO APPROVAL OF AMENDMENT TO 1999 STOCK INCENTIVE PLAN
PROPOSAL THREE APPROVAL OF 2000 KEY EXECUTIVE STOCK INCENTIVE PLAN
PROPOSAL FOUR APPROVAL OF REVERSE STOCK SPLIT
PROPOSAL FIVE RATIFICATION OF INDEPENDENT AUDITORS
OTHER MATTERS
OWNERSHIP OF SECURITIES
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES AND FISCAL YEAR END VALUES
EMPLOYMENT AGREEMENTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
AUDIT COMMITTEE REPORT
AUDIT FEES
ALL OTHER FEES
COMPARISON OF STOCKHOLDER RETURN
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
ANNUAL REPORT ON FORM 10-K
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
  Annex A
Charter of the Audit Committee of the Board of Directors
Annual Audit Committee Meeting Agenda
  Annex B
INTERDENT, INC. 2000 KEY EXECUTIVE STOCK INCENTIVE PLAN
  Annex C
CERTIFICATE OF AMENDMENT TO CORRECTED CERTIFICATE OF INCORPORATION OF INTERDENT, INC.